                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.______)

  X    Filed by the Registrant
 ---
       Filed by a Party other than the Registrant
       Check the appropriate box

       Preliminary Proxy Statement                Confidential, For Use of
 ---                                         ---  the Company Only (as permitted
                                                  by Rule 14a-6(e)(2))

       Definitive Proxy Statement
 ---
  X    Definitive Additional Materials
 ---
       Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
 ---

                          Northern States Power Company
                 Name of Registrant as Specified in Its Charter

     Name of Person(s) filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

  X   No fee required
 ---

       Fee computed on table below per Exchange Act Rule 14A-6(i )(1) and 0-11
 ---

(1)  Title of each class of securities to which transaction applies

--------------------------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined)

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(4) Proposed maximum aggregate value of transaction.

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(5)      Total fee paid

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         Fee paid previously with preliminary materials
 ---

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      Check box if any part of the fee is offset as provided Exchange Act Rule
---- 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing

(1)      Amount previously paid

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(2)      Form, Schedule or Registration Statement no

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(3)      Filing Party

--------------------------------------------------------------------------------
(4)      Date Filed

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

                               [XCEL ENERGY LOGO]

                                Creating Value...
                 Unlocking Opportunities for the New Millennium

[NSP LOGO]                                                            [NCE LOGO]

                              SAFE HARBOR LANGUAGE

- Some of the comments made today will be forward-looking statements that are subject to certain risks, uncertainties and assumptions.

- Factors which would cause results to differ from our projections are described in NCE and NSP's 1998 Annual Reports on Form 10K as well as NRG's 1998 Form 10K and other reports filed from time to time by such companies with the Securities Exchange Commission, which reports are incorporated herein by this reference.

-    We would be pleased to provide these items upon request

[NSP LOGO]                                                            [NCE LOGO]

                               FINANCIAL BENEFITS

-    Accretive immediately

-    Provides superior pro forma total return

     }    Enhanced EPS growth of 7% to 9%

     }    Attractive dividend income

-    Increased balance sheet strength and flexibility

-    Enhanced trading liquidity

[NSP LOGO]                                                            [NCE LOGO]

                               STRATEGIC RATIONALE

-    Combines complementary businesses

-    Increases scale and scope

-    Positions Xcel Energy for competition and restructuring

[NSP LOGO]                                                            [NCE LOGO]

                            COMPLEMENTARY BUSINESSES

Bar Graph stating each company's Customers and Generation and the combined amounts.

                    Customers      Generation
                    (Millions)     (000's MWs)
                    ----------     -----------
     NCE              5.0             8,231
     NSP              2.0            15,818
     Xcel             7.0            24,049


-    NSP has built a sizable generation portfolio

-    NCE has built a significant domestic and international customer base

-    Xcel Energy is about taking advantage of these considerable strengths

[NSP LOGO]                                                            [NCE LOGO]

                           COMPLEMENTARY BUSINESSES-
                         REGULATED ELECTRIC OPERATIONS

                           [NEW CENTURY ENERGIES LOGO]

                                [NCE BAR CHART]


                                        Cents/KWh
                                        ---------
                             PSCo          5.8
                             SPS           4.6
                             NCE           5.3
                             Region        6.4
                             Industry      7.0

-    NCE's retail electric rates are among the lowest in the nation

-    2% customer growth

-    1.6 million electric customers



                                   [NSP LOGO]

                                [NSP BAR CHART]

                                        Cents/KWh
                                        ---------
                             NSP-MN        5.8
                             NSP-WI        5.6
                             NSP           5.7
                             Region        5.9
                             Industry      7.0

-    NSP's retail electric rates are very competitive within a low cost region

-    1% customer growth

-    1.5 million electric customers

[NSP LOGO]                                                            [NCE LOGO]

                           COMPLEMENTARY BUSINESSES -
                            REGULATED GAS OPERATIONS

                           [NEW CENTURY ENERGIES LOGO]

                                [NCE BAR CHART]

                                         $/MM Btu
                                         --------
                             NCE           $4.30
                             Region        $5.26

-    NCE has the lowest gas rates in the region

-    3% customer growth

-    1.0 million customers


                                   [NSP LOGO]

                                [NSP BAR CHART]

                                         $/MM Btu
                                         --------
                             NSP           $4.89
                             Region        $5.22

-    NSP has the second lowest gas rates in the region

-    3% customer growth

-    500,000 customers

[NSP LOGO]                                                            [NCE LOGO]

                   SIGNIFICANT ELECTRIC AND GAS CUSTOMER BASE


[NCE LOGO]
[NCE PIE CHART]                             [XCEL ENERGY LOGO]
                                            [XCEL ENERGY PIE CHART]
Electric - 32%                              Electric - 44%
Gas - 20%                                   Gas - 21%
Yorkshire Power Group Electric - 40%        Yorkshire Power Group Electric - 29%
Yorkshire Power Group Gas - 8%              Yorkshire Power Group Gas - 6%
Customers - 5.0 Million                     Customers - 7.0 Million



[NSP LOGO]

Electric - 75%
Gas - 25%
Customers - 2.0 Million




[NSP LOGO]                                                            [NCE LOGO]

                  STABLE, INTERNATIONAL DISTRIBUTION BUSINESS

                              YORKSHIRE POWER GROUP

                                [U.K. MAP CHART]

-    NCE owns a 50% interest

-    Consistent earnings contribution

     }    15% of NCE's 1998 EPS

-    2.4 million gas and electric customers

     }    400,000 gas customers acquired in previous eight months at low cost

-    Provides competitive knowledge of deregulated marketplace

-    Low-cost provider versus competing RECs

[NSP LOGO]                                                            [NCE LOGO]

                     SIZABLE, BALANCED GENERATION PORTFOLIO

                                  [PIE CHARTS]




[NCE LOGO]                                   [XCEL LOGO]
[NCE PIE CHART]                              [XCEL ENERGY PIE CHART]

Regulated - 97%                              Regulated - 63%
Non-Regulated - 3%                           Non-Regulated - 37%
8,231 MW                                     24,049 MW

                              [NSP LOGO]
                              [NSP PIE CHART]

                              Regulated - 45%
                              Non-Regulated - 55%
                              15,818 MW



[NSP LOGO]                                                            [NCE LOGO]

                         NON-REGULATED GENERATION GROWTH

                                   NRG ENERGY

-    One of the world's leading independent power producers

-    33% annual earnings growth (1995-1998)

-    Competitive, low cost regional positions

-    Low risk portfolio

          [BAR/LINE CHART]

        Net MWs    EPS
        -------   -----
1995       999    $0.12
1996     1,326    $0.15
1997     2,637    $0.16
1998     3,042    $0.28
1999E    8,669

NRG PORTFOLIO 1999E

           [PIE CHART]

North America   76%
Latin America    2%
Europe           7%
Australia        15%

[NSP LOGO]

[NCE LOGO]

                   STRATEGIC GENERATION AND SERVICE FOOTPRINT



A map of the U.S. identifying the regulated service areas of NCE and NSP and specific non-regulated generation sites.



[NSP LOGO]

[NCE LOGO]

CREATING VALUE

[XCEL LOGO]

[NSP LOGO]

[NCE LOGO]

UNLOCKING OPPORTUNITIES

Energy Supply                       24,049 MW
Energy Delivery - Net Plant
  Electric                          $3.2 B
  Gas                               $1.1 B
Energy Transmission                 17,079 Miles
Retail                              7.0 Million Customers

[NSP LOGO]

[NCE LOGO]

                         FINANCIAL BENEFITS FROM MERGER

                                               NEAR-TERM        MID-TERM      LONG-TERM
                                             (0-18 MONTHS)   (18-36 MONTHS)   (>3 YEARS)
                                             -------------   --------------   ----------
DELIVER STAND-ALONE RESULTS                        X
CAPTURE COST SAVINGS                               X                X             X
EARNINGS ACCRETIVE UPON CLOSE                      X                X             X
RATIONALIZE NON-REGULATED BUSINESSES               X                X             X
IMPROVE CASH FLOW                                  X                X             X
UTILIZE LARGER, HIGH QUALITY BALANCE SHEET                          X             X
STRENGTHEN COMPETITIVE POSITION                    X                X             X
ATTAIN LARGE CAP MULTIPLE                          X                X             X
PREPARE FOR RESTRUCTURING                                                         X

[NSP LOGO]

[NCE LOGO]

                                 MERGER SAVINGS

-    $1.1 billion of net operating expense savings over ten years

     }    30% of merger savings captured in the first three years

                           ANNUAL NET MERGER SAVINGS

                                        $ MILLIONS
                                        ----------
                                 2001       $75
                                 2002      $110
                                 2003      $133

                    INTEGRATION OF CORPORATE FUNCTIONS  70%
                    PURCHASING ECONOMIES                15%
                    OPERATIONS AND SUPPORT              10%
                    FUEL PROCUREMENT/JOINT DISPATCH      5%

[NSP LOGO]

[NCE LOGO]

                        ENHANCED EPS GROWTH OF 7% TO 9%
                                   EPS GROWTH

Line graph showing ranges of estimated EPS growth rates.

7-9% Growth Rate
With Merger
EPS Index                Year
----------------         ----
100                      2000           Non-Regulated Contribution 3-4%
                                        Merger Savings Contribution 1%
107-109                  2001           Regulated Contribution  3-4%
115-119                  2002
123-130                  2003
131-141                  2004

Pie Chart showing combined percentages of EPS contributions

            Non-Regulated     Regulated
            -------------     ---------
1998            12%              88%
2003            20%              80%

[NSP LOGO]                                   [NCE LOGO]

                           ATTRACTIVE DIVIDEND INCOME

                              Payout
                              1999E -- 70% [NCE LOGO]
                              1999E -- 72% [NSP LOGO]
                              60-65% [XCEL ENERGY LOGO]

-    Policy to provide financial flexibility and current income

-    $1.50 dividend to Xcel Energy and NSP shareholders

     }    Effectively $2.32 to NCE shareholders

-    Target payout ratio of 60-65%

[NSP LOGO]                                             [NCE LOGO]

                        INCREASED MARKET CAPITALIZATION


[XCEL ENERGY LOGO]   LARGE CAP
[NCE LOGO] [NSP LOGO]

Chart of the Market Capitalization for Investor-Owned Utilities in the U.S. showing the combined Market Capitalization of NCE and NSP to form Xcel is in excess of $8 billion. Dated as of May 27, 1999.

[NSP LOGO]                                             [NCE LOGO]

                             SUPERIOR TOTAL RETURN

                                   [Xcel Energy LOGO]      ML Electric Average
                                   ------------------      -------------------
Dividend Yield                          5% - 6%                 4% - 5%
EPS Growth                              7% - 9%                 4% - 5%
                                       ---------               --------
Total Return                           12% - 15%                8% - 10%

[NSP LOGO]                                                     [NCE LOGO]

                              MANAGEMENT COMMITMENT

-    Depth and breadth of Xcel Energy management team

-    Management aligned with shareholder interests

                                              [Xcel Energy LOGO]
                                              -------------
                  Chairman/Vice Chairman       3 - 5X Salary
                  Executive and Senior VPs     2 - 4X Salary
                  All Other Officers         1.5 - 2X Salary

[NSP LOGO]                                                  [NCE LOGO]

                             TIMELINE TO COMPLETION

                               [Timeline Graphic]

MARCH 25                   MERGER ANNOUNCEMENT
JUNE 28                    SHAREHOLDER VOTE
JUNE-JULY                  STATE FILINGS
                           FEDERAL FILINGS
MARCH 2000-SEPTEMBER 2000  12-18 MONTHS TARGET COMPLETION DATE

-    NSP and NCE have developed a proactive plan for State and Federal approvals

- Shareholder vote scheduled for June 28, 1999 and requires a simple majority of all eligible votes

[NSP LOGO]                                                            [NCE LOGO]

                             STATE MERGER APPROVALS

Slide 23

Map showing the 4 states where Approval is Not Required which are:
     Oklahoma, South Dakota, Wisconsin and Michigan and the 8 states where Approval is Required which are:
     North Dakota, Minnesota, Wyoming, Colorado, Kansas, New Mexico, Texas and Arizona

-    Majority of utility revenues are derived from Colorado, Minnesota and Texas

[NSP LOGO]                                                            [NCE LOGO]

                                REASONS TO MERGE

-    Accretive immediately

-    Provides superior pro forma total return

-    Increased balance sheet strength and flexibility

-    Enhanced trading liquidity

-    Combines complementary businesses

-    Increases scale and scope

-    Positions for competition and restructuring

[NSP LOGO]                                                            [NCE LOGO]

                                  [XCEL LOGO]

                                Creating Value...
                 Unlocking Opportunities for the New Millennium

                                    APPENDIX

                               XCEL ENERGY PROFILE

                                   [NSP LOGO]    [NCE LOGO]   [Xcel Energy Logo]
                                    ----------      ------    ------------------
Customer Accounts (Mil):
   Electric                                1.5         3.6                5.1
   Gas                                     0.5         1.4                1.9
  Total (Domestic and Int'l)               2.0         5.0                7.0
Generation (MW):
  Regulated                              7,149       7,984             15,133
  Non-Regulated                          8,669         247              8,916
  Total                                 15,818       8,231             24,049
Transmission (Miles):
  Electric                               6,843      10,236             17,079
  Gas (T&D)                             15,730      18,041             33,771
  Gas (FERC regulated)                     500          --                500

Thermal Supply                       1,000 Mwt     170 Mwt          1,170 Mwt
Refuse Derived Fuel               675,000 T/yr          --       675,000 T/Yr

[NSP LOGO]                                                         [NCE LOGO]

                        HISTORICAL CONTRIBUTION ANALYSIS

[BAR CHART]                                   [NSP LOGO]

                                               EPS
                                      ---------------------
                                       1996    1997    1998
                                      -----   -----   -----
                  Regulated Utility   $1.79   $1.62   $1.58
                  NRG & Other         $0.12   $0.11   $0.26
                                      -----   -----   -----
                  Total               $1.91   $1.73   $1.84

                        [NCE LOGO] NEW CENTURY ENERGIES
[BAR CHART]

                                               EPS
                                      ---------------------
                                       1996    1997    1998
                                      -----   -----   -----
                  Regulated Utility   $2.64   $2.32   $2.76
                  Yorkshire & Other           $0.18   $0.30
                                      -----   -----   -----
                  Total               $2.64   $2.50   $3.06

[NSP LOGO]                                       [NCE LOGO]

                     NON-REGULATED COMPLEMENTARY BUSINESSES






    Non-                                     Energy
 Regulated              Energy              Marketing
Generation             Services            and Trading                Other


 NRG     Quixx       EMI  Planergy/          NSP    e prime       Seren     Utility Eng.
                           Cadence                               Eloigne
                                                                  Ultra-    Natural
                                                                  Power     Fuels
                                                                 Thermal

8,669     247        $54        $9          $121      $255         $54         $114
 MW       MW       Million    Million     Million    Million     Million     Million
                    Sales      Sales       Sales      Sales       Sales       Sales

[NSP]    [NCE]     [NSP]       [NCE]        [NSP]      [NCE]        [NSP]       [NCE]


  Combined:           Combined:                Combined:               Combined:
  8,916 MW           $63 Million             $376 Million            $168 Million

[NSP LOGO]                                                            [NCE LOGO]

                              NEW CENTURY ENERGIES

                                     PROFILE

                              NCE CUSTOMER GROWTH
[BAR CHART]

                                      Customers (000)
                                   ---------------------
                                                 1999 -
                                   1997   1998  Annually
                                   ----   ----  --------
                        ELECTRIC    19     34      23
                        GAS         27     32      25

                         1998 CONTRIBUTION TO EARNINGS

[PIE CHART]

                              ELECTRIC        81%
                              NON-REGULATED   10%
                              GAS              9%

-    $7.7 billion in assets

-    1.6 million electric customers

     }    82% residential

-    1.0 million gas customers

     }    91% residential

-    2.4 million international customers

-    2% electric customer growth

-    3% gas customer growth

-    7,984 MW regulated generation

[NSP LOGO]                   [NCE LOGO]

                             NEW CENTURY ENERGIES -
                            INTERNATIONAL OPERATIONS

                         YORKSHIRE ENERGY GROUP PROFILE

- NCE's wholly-owned subsidiary, New Century International, owns a 50% interest in Yorkshire Power Group

     } Yorkshire distributes and supplies electricity to two million customers

     }    Actively pursuing recently deregulated gas supply business

     }    Yorkshire has acquired approximately 400,000 natural gas customers

-    Contributed 15% of NCE 1998 EPS

-    Capture of new gas customers key to additional EPS growth

-    Distribution price control review likely to have zero net impact

[NSP LOGO]                                            [NCE LOGO]

                             NEW CENTURY ENERGIES -
                            NON-REGULATED OPERATIONS

                          ADDITIONAL BUSINESS PROFILES

- UTILITY ENGINEERING CORPORATION - Provides engineering, design, construction, management and other services to utilities

-    QUIXX CORPORATION - Develops IPP and co-generation projects

- THE PLANERGY GROUP - A leading provider of energy consulting, for commercial & industrial customers

- E PRIME, INC. - A non-regulated electricity and gas marketing and trading affiliate

- NEW CENTURY CADENCE - An internet based commercial energy services company focused on energy efficiency/cost reduction

- NATURAL FUELS - Sells compressed natural gas as a transportation fuel and invests in companies that own natural gas fueling stations

[NSP LOGO]                                                            [NCE LOGO]

                             NEW CENTURY ENERGIES -
                                ECONOMIC OUTLOOK

-    Employment growth in 1998:

     }    4.3% in northern NCE counties

     }    1.7% in southern NCE panhandle counties

     }    1.5% nationally

-    3.4% unemployment rate vs. 4.5% nationally

[NSP LOGO]                                             [NCE LOGO]

                             NEW CENTURY ENERGIES -
                             INDUSTRY RESTRUCTURING

-    Colorado:

     }    18-month study bill passed May 1998

     }    Natural gas customer choice

-    Texas: Senate Bill 7

     }    Electric restructuring bill approved by House and Senate

     }    Currently with Governor Bush for signature

-    New Mexico: Customer choice bill passed in April 1999 to begin in 2001

-    Anticipated implementation timetable

     }    Colorado and Texas: 2002

     }    New Mexico: 2001

[NSP LOGO]                                                       [NCE LOGO]

                             NEW CENTURY ENERGIES -
                              REGULATORY ACTIVITIES

-    Colorado: Gas rate case

     }    NCE: $23.4 million, 12% ROE

     }    CPUC oral decision (5/20/99): $14.8 million, 11.25% ROE

          -    New rates effective 7/1/99

-    Voluntary emissions reduction plan

-    Texas: Fuel reconciliation

[NSP LOGO]                                                  [NCE LOGO]

                              NEW CENTURY ENERGIES

                                                    NET INCOME (IN MILLIONS)
                                              ----------------------------------
                                               1998           1997          1996
                                              -----          -----         -----
Electric Utility                              $ 279          $ 216          $239
Gas Utility                                      30             27            17
International                                    52             36            --
Other                                             9              2            14
Corporate                                       (28)           (19)            2
---------                                     -----          -----         -----
CONSOLIDATED (TOTAL)                          $ 342          $ 262          $272
EARNINGS PER SHARE                            $3.06          $2.50         $2.64

[NSP LOGO]                                                            [NCE LOGO]

                             NORTHERN STATES POWER

                                     PROFILE

                              NSP CUSTOMER GROWTH

                                  [BAR CHART]

                                      Customers (000)
                                   ---------------------
                                                 1999 -
                                   1997   1998  Annually
                                   ----   ----  --------
                        ELECTRIC    24     20      18
                        GAS         14     22      14

                                  [PIE CHART]

                         1998 CONTRIBUTION TO EARNINGS

                              ELECTRIC        80%
                              NON-REGULATED   14%
                              GAS              6%

-    $7.4 billion in assets

-    1.5 million electric customers

     }    88% residential

-    .5 million gas customers

     }    91% residential

-    1.0% electric customer growth

-    3.0% gas customer growth

-    7,149 MW regulated generation

-    8,669 MW non-regulated generation (1999E)

[NSP LOGO]                                                            [NCE LOGO]

                            NORTHERN STATES POWER -
                               PIPELINE OPERATIONS

                           VIKING TRANSMISSION PROFILE


Map of the North Central U.S. identifying the location of the Viking Transmission Pipeline

     -    1999 Expansion $21.4 Million FERC Approved

     -    Continue to Sell Future Expansion

     -    Capacity of 460 Mcf/Day

     -    Average Daily Capacity Factor of 98%

and the planned Guardian Pipeline.

     -   2002 in-service

     -   87% Contracted

-   In the five years since NSP's acquisition, throughput has increased by 22%

- Guardian will have an initial capacity of 750 Mcf/Day and can be expanded to 1.1Bcf/day


[NSP LOGO]                                                            [NCE LOGO]

                             NORTHERN STATES POWER -
                            NON-REGULATED OPERATIONS

                               NRG ENERGY PROFILE

- NRG Energy maintains a 8,669 MW domestic and international portfolio of competitive independent power facilities

     }    Recently acquired 4,745 MW of strategic generation assets in NEPOOL

     }    NRG increased contribution to NSP EPS from 11% to 15% from 1997 to
          1998

     }    20% contribution to NSP EPS expected in 1999

-    District heating and cooling operations among the largest in the U.S.

[NSP LOGO]                                                            [NCE LOGO]

                             NORTHERN STATES POWER -
                            NON-REGULATED OPERATIONS

                          ADDITIONAL BUSINESS PROFILES

- SEREN INNOVATIONS - Delivers high-speed internet access, telephone service, cable TV and video-on-demand

- ENERGY MASTERS INTERNATIONAL - Offers energy services focused on upgrading facilities for greater energy efficiency

- ELOIGNE COMPANY - Invests in affordable housing developments principally within NSP service territories through the Federal Housing Tax Credit Program

-    ULTRAPOWER - Provides non-destructive testing of underground power cables

[NSP LOGO]                                                            [NCE LOGO]

                            NORTHERN STATES POWER -
                                ECONOMIC OUTLOOK

-    Employment growth in 1998:

     }    3.0% in Minneapolis/St. Paul SMSA

     }    1.5% nationally

-    2.0% unemployment rate vs. 4.5% nationally

[NSP LOGO]                                                            [NCE LOGO]

                            NORTHERN STATES POWER -
                             INDUSTRY RESTRUCTURING

-    Minnesota:

     } Commission has directed the Dept. of Public Service to develop a comprehensive plan for gas and electric unbundling/ retail choice/ restructuring by Jan. 1, 2001

-    North Dakota and South Dakota:

     }    No legislative or utility commission directives currently in place

-    Wisconsin:

     } Public utilities must transfer control of transmission facilities to an ISO or ITO by June 30, 2000

-    Michigan:

     }    Full retail customer choice on January 1, 2000

[NSP LOGO]                                                            [NCE LOGO]

                             NORTHERN STATES POWER

                                                  NET INCOME (IN MILLIONS)
                                            -----------------------------------
                                             1998           1997           1996
                                            -----          -----          -----
Electric Utility                            $ 226          $ 200          $ 231
Gas Utility                                    17             22             28
NRG                                            42             22             20
EMI                                            (8)           (11)            (9)
Other                                           5              4              5
-----                                       -----          -----          -----
CONSOLIDATED                                $ 282          $ 237          $ 275
EARNINGS PER SHARE                          $1.84          $1.73          $1.91

                                OPERATING MATTERS

- Prairie Island and Monticello nuclear power plants maintain top tier INPO ratings

[NSP LOGO]                                                            [NCE LOGO]

                         FINANCIAL BENEFITS FROM MERGER

-    Accretive immediately

-    Provides superior pro forma total return

     }    Enhanced EPS growth of 7% to 9%

     }    Attractive dividend income

-    Increased balance sheet strength and flexibility

-    Enhanced trading liquidity

[NSP LOGO]                                                            [NCE LOGO]

                           A BALANCED GENERATION MIX

[NCE LOGO]
[NCE PIE CHART]

Coal           59%
Gas/Oil        38%
Other           3%
8,231MW

[XCEL Energy Logo]

[XCEL ENERGY PIE CHART]

Coal           51%
Nuclear         6%
Gas/Oil        39%
Other           4%
24,049MW

[NSP LOGO]

[NSP PIE CHART]

Coal           47%
Nuclear         9%
Gas/Oil        39%
Other           5%
15,818MW

[NSP LOGO]                                                            [NCE LOGO]